Offerings - Offering: 1	Jan. 20, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.600% InterNotes Due January 15, 2028
Amount Registered	1,269,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 1,269,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 175.25
Offering Note	None